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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 2, 2003

                            ------------------------

                            PARK PHARMACY CORPORATION
             (Exact name of registrant as specified in its charter)



         COLORADO                     000-15379              84-1029701
(State or other jurisdiction of      (Commission          (I.R.S. Employer
 incorporation or organization)      File Number)        Identification No.)


              10711 PRESTON ROAD, SUITE 250                   75230
                      DALLAS, TEXAS                         (Zip code)
        (Address of principal executive offices)

        Registrant's telephone number, including area code: 972-860-0200

--------------------------------------------------------------------------------

ITEM 5.  Bankruptcy.

         On September 2, 2003, the U.S. Bankruptcy Court for the Northern District of Texas, Dallas Division (the "Court") approved a Corrected Order and Notice of Hearing on Debtor's Disclosure Statement, with respect to a Joint Disclosure Statement that was filed by the Company with the Court (the "Order"). A hearing to consider approval of the Debtor's Disclosure Statement shall be held in the Court on October 2, 2003 at 2:30 p.m. The Order is attached as an exhibit to this Current Report on Form 8-K.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         99.1 Corrected Order and Notice for Hearing on Debtor's Disclosure Statement.


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                                    SIGNATURE

         In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PARK PHARMACY CORPORATION

                                  Date: September 9, 2003


                                  By:      /S/ CRAIG MACKEY
                                     ------------------------------------------
                                     Craig Mackey,
                                     President and Chief Operating Officer





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                                  EXHIBIT INDEX

Exhibit            Description
-------            -----------
99.1               Corrected Order and Notice for Hearing on Debtor's Disclosure
                   Statement

